UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YOUR VOTE IS IMPORTANT Meeting details are listed on the reverse side. All votes must be received by the end of the meeting.

SHAREOWNER ANNUAL MEETING NOTICE

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Shareowners to be Held on April 25, 2023.

PLEASE REVIEW THE MEETING MATERIALS

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareowners’ meeting are available on the Internet. The items to be voted on and location of the annual meeting are on the reverse side.

The Company’s 2023 Proxy Statement and 2022 Form 10-K are available at www.envisionreports.com/coca-cola.

TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to www.envisionreports.com/ coca-cola to vote your shares

To access the virtual meeting, you must have the login details in the white circle located in the box above.	ATTEND the meeting on April 25, 2023 at 8:30 a.m. (Eastern Time), virtually at https://www. meetnow.global/KO2023.

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MEETING DETAILS

The 2023 Annual Meeting of Shareowners of The Coca-Cola Company will be held on Tuesday, April 25, 2023 at 8:30 a.m. Eastern Time, exclusively online at https://meetnow.global/KO2023. To participate in the virtual meeting, you must have the information that is printed in the white circle located in the box on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees listed, FOR Proposals 2 and 4 and ONE YEAR for Proposal 3:

1.	Elect as Directors the 13 Director nominees named in the Company’s 2023 Proxy Statement to serve until the 2024 Annual Meeting of Shareowners.
2.	Conduct an advisory vote to approve executive compensation.
3.	Conduct an advisory vote on the frequency of future advisory votes to approve executive compensation.
4.	Ratify the appointment of Ernst & Young LLP as Independent Auditors of the Company to serve for the 2023 fiscal year.

The Board of Directors recommends a vote AGAINST Proposals 5 through 9:

5.	Vote on a shareowner proposal requesting an audit of the Company’s impact on nonwhite stakeholders.
6.	Vote on a shareowner proposal requesting a global transparency report.
7.	Vote on a shareowner proposal regarding political expenditures values alignment.
8.	Vote on a shareowner proposal requesting an independent Board chair policy.
9.	Vote on a shareowner proposal requesting a report on risks from state policies restricting reproductive rights.

Note: Shareowners will also transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

ORDER MATERIALS

If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the white circle on the reverse side when requesting a copy of the proxy materials.

●Internet – Go to www.investorvote.com/coca-cola.
●Phone – Call us free of charge at 1-866-641-4276.
●Email – Send an email to investorvote@computershare.com with “Proxy Materials The Coca-Cola Company” in the subject line. Include your full name and address, plus the number located in the white circle on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 15, 2023.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE

To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

SAVE PAPER, TIME AND MONEY! Sign up for electronic delivery at www.envisionreports.com/ coca-cola.